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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934






Date of Report (Date of earliest event reported): March 25, 1997


                             ECC International Corp.
               --------------------------------------------------
               (Exact name of Registrant as specified in Charter)



                                    Delaware
               --------------------------------------------------
                 (State or other jurisdiction of incorporation)



          1-8988                                       23-1714658
  ------------------------                  ---------------------------------
  (Commission File Number)                  (IRS Employer Identification No.)




175 Strafford Avenue, Suite 116, Wayne, PA                        19087-3377
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 (Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:  (610) 687-2600





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ITEM 5.   OTHER EVENTS.

      On March 25, 1997 the Registrant executed an amendment (the "Rights Amendment") to the Rights Agreement dated as of August 27, 1996, between the Registrant and Mellon Bank, N.A., as Rights Agent (the "Rights Agreement"). The Rights Amendment amended Section 1(a) of the Rights Agreement to provide that the threshold of Beneficial Ownership (as such term is defined in the Rights Agreement) in the definition of "Acquiring Person" shall be 30%. The original threshold in the definition of "Acquiring Person" was 22.5%. The Rights Amendment also amended several other sections of the Rights Agreement to conform to the increased threshold percentage. The Rights Agreement, as amended, was ratified and confirmed in all other respects by the Board of Directors of the Registrant.

      The Rights Agreement sets forth a description and the terms of the Preferred Stock Purchase Rights (the "Rights") which were distributed to holders of record of Common Stock of the Registrant on September 17, 1996. The Rights were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended, on a Registration Statement on Form 8-A dated August 27, 1996 and filed by the Registrant with the Securities and Exchange Commission (the "Form 8-A"). Each Right entitles the registered holder to purchase from the Registrant one one-thousandth of a share of Series B Junior Participating Preferred Stock, par value $.10 per share, at a price of $40 per one one-thousandth of a share, subject to adjustment.

      The form of Rights Agreement between the Registrant and the Rights Agent specifying the terms of the Rights is attached as Exhibit 1 to the Form 8-A and is incorporated herein by reference. The Rights Amendment is attached hereto as
Exhibit 4.2. The foregoing description of the Rights Amendment and the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibits.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

      (c)   Exhibits.

      The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.



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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: April 1, 1997                               ECC INTERNATIONAL CORP.


                                                  /s/ George W. Murphy
                                                  ------------------------------
                                                  By:     George W. Murphy
                                                  Title:  President and Chief
                                                          Executive Officer




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                                  EXHIBIT INDEX
                                  -------------



Exhibit No.                     Description
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   4.1        Rights Agreement, dated as of August 27, 1996,
              between ECC International Corp. and Mellon Bank, N.A., as Rights Agent, which includes as Exhibit A the Form of Certificate of Designations, as Exhibit B the Form of Rights Certificate, and as Exhibit C the Summary of Rights to Purchase Preferred Stock.1

   4.2 Amendment No. 1 to Rights Agreement, dated as of March 25, 1997, between ECC International Corp. and Mellon Bank, N.A.

--------

1 Incorporated by reference to the Registrant's Registration Statement on Form 8-A, dated August 27, 1996 and filed by the Registrant with the Commission (Commission File No. 1-8988).